SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                                Amendment No. 1

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                  Date of earliest event reported: May 21, 1997


                                  MOSSIMO, INC.
                                  -------------
              (Exact name of registrant as specified in it charter)



        Delaware                   1-14208                     33-0684524
        --------                   -------                     ----------
(State of incorporation)         (Commission               (I.R.S. Employer
                                 File Number)            Identification Number)


                15320 Barranca Parkway, Irvine, California 92618
                -------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (714) 453-1300
       -------------------------------------------------------------------


       Item 4 is being amended.

                             Exhibit Index at Page 3

Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Effective May 29, 1997, Anthony C. Cherbak ("Cherbak"), Executive Vice President and Chief Financial Officer of Registrant, resigned as an officer of Registrant, for personal and family reasons, and rejoined his former employer, Deloitte & Touche, LLP ("Deloitte & Touche"). As a result of Cherbak rejoining Deloitte & Touche, the accounting firm will not be independent of Registrant pursuant to Rule 101-1 of the American Institute of Certified Public Accountants Professional Standards and resigned as Registrant's principal accountant effective May 21, 1997. The Board accepted such resignation. Under an arrangement between Registrant and Deloitte & Touche, Cherbak will remain involved with Registrant on a consulting basis.

            Deloitte & Touche's report on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified as to uncertainty, audit scope, or accounting principles. During Registrant's two most recent fiscal years and any subsequent interim period through May 21, 1997, there were no disagreements between Registrant and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

            The following exhibit is filed as part of this report:


(c)   EXHIBITS.

      16.   Letter re Change in Certifying Accountant.

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MOSSIMO, INC.



Date:  June 13, 1997                      By: /s/ John D. Bower
                                             _______________________________
                                                     John D. Bower
                                             Treasurer and Vice President
                                                      of Finance

                                  Exhibit Index
                                  -------------


No.         Exhibit                                               Page
---         -------                                               ----

16          Letter re Change in Certifying Accountant dated         4
            June 13, 1997 by Deloitte & Touche, LLP.

                             DELOITTE & TOUCHE, LLP
                        695 Town Center Drive, Suite 1200
                          Costa Mesa, California 92626
                            Telephone: (714) 436-7100
                           Facsimile: (714) 436-7200

June 13, 1997


Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C.  20549


Ladies and Gentlemen:


          We have read and agree with the comments in Item 4 of Form 8-K/A, Amendment No. 1 of Mossimo, Inc., dated June 13, 1997.


Yours truly,

/s/ Deloitte & Touche, LLP